Exhibit 99.(7)(c)(1)

AMENDMENT #1

(hereafter called the “AMENDMENT”)

Effective March 1, 2010

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWALBLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that this AGREEMENT is amended as respects new business issued on and after March 1, 2010 to revise and replace Article III in its entirety and the first two pages of Exhibit C — Premiums as attached hereinto to reflect how flat extra premiums will be charged.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective March 1, 2010:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	03/19/10		3/22/10

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP & Marketing Underwriter		2nd VP, Treaty

Date:	3/11/2010		3/12/10

Article III

Premiums

A.            Plans of insurance listed in Exhibit B will be reinsured on the yearly renewable term basis with the REINSURER participating only in mortality risks (not cash values, loans, dividends or other features specific to permanent policies).  The mortality risk shall be the net amount at risk (“NAR”) on that portion of the policy which is reinsured with the REINSURER.

B.            Premiums for Life Reinsurance and reinsurance of Supplemental Benefits will be based on the rates and allowances described in Exhibit C.

C.            Premiums will be increased by any flat extra premium charged the insured based on the ceded NAR as described in Exhibit C.

D.            There will be no premium tax reimbursement.

E.             The reinsurance rates shown in Exhibit C are guaranteed for one year and the REINSURER anticipates continuing to accept premiums on the basis of these rates indefinitely.  In subsequent years, the REINSURER reserves the right to increase such rates provided, however, that:

1.              The reinsurance rates may not be increased above the statutory net valuation premium applicable to the reinsured policies after such increase,

2.              The reinsurance rates may, at the REINSURER’s option, be increased to the extent required to ensure that the REINSURER will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the CEDING COMPANY with respect to the reinsured policies.

If the REINSURER exercises its right to increase reinsurance rates under this AGREEMENT in an amount greater than that required to ensure that the REINSURER will participate in its share of any increases in premium rates, costs, charges or fees as implemented by the CEDING COMPANY for the reinsured policies, the CEDING COMPANY may recapture all of the reinsured policies on which reinsurance rates have been increased regardless of the reinsured policies’ duration in force.  If the CEDING COMPANY elects to recapture under this provision, the following terminal accounting will occur: REINSURER will pay the CEDING COMPANY any unearned premium  under this AGREEMENT prior to the effective date of recapture, the CEDING COMPANY will pay the REINSURER any due, but unpaid premiums up to the effective date of recapture, REINSURER shall not be liable under this AGREEMENT for any claims incurred after the date of recapture, but shall remain liable for all claims incurred on or prior to the date of recapture.  There will be no transfer of reserves between REINSURER and the CEDING COMPANY for any policy recaptured under this AGREEMENT and any other amounts due and unpaid will also be paid prior to the effective date of recapture.

F.              Reinsurance premiums are due as long as reinsurance is in force.

AMENDMENT #2

(hereafter called the “AMENDMENT”)

Effective November 1, 2010

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that this AGREEMENT is amended as respects new business issued on and after November 1, 2010 to revise and replace the rate factors.  Exhibit C — Premiums is revised and replaced it its entirety with the attached Exhibit C.  For policies issued prior to November 1 2010, the rate factors as shown in the original Exhibit C of the treaty will continue to apply.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective November 1, 2010:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	12/01/10		12/3/10

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	11/29/10		11/29/10

AMENDMENT #3

(hereafter called the “AMENDMENT”)

Effective December 1, 2008

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that this AGREEMENT is amended to revise and replace the Joint Life Plans (One Life Uninsurable “OLU”) paragraph in Exhibit C — Premiums as shown below:

Joint Life Plans (One Life Uninsurable “OLU”)

OLU means a joint last survivor case with one life appraised at Table 16 or higher.  The consideration payable for this coverage shall be based on the appropriate annual life rate from the attached Rate Table, labeled C-1.  The applicable rate will be determined based on the healthier life, or as determined in Exhibit D.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective December 1, 2008:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	02/09/11		2/10/11

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	2/1/11		2/1/11

AMENDMENT #4

(hereafter called the “AMENDMENT”)

Effective March 1, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective March 1, 2011 to revise and replace Exhibit D in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective March 1, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	06/01/11		6/3/11

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:			5/25/11

AMENDMENT #5

(hereafter called the “AMENDMENT”)

Effective June 1, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective June 1, 2011 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective June 1, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	07/16/11		7/18/11

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	7/8/11		7/14/11

AMENDMENT #6

(hereafter called the “AMENDMENT”)

Effective December 1, 2010

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective December 1, 2010 to revise and replace Article XVIII — Increasing Net Amount at Risk Policies and Riders and Exhibit B — Basis of Reinsurance and Policy Plans Reinsured in their entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective December 1, 2010:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	11/11/11		11/14/11

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	December 1, 011		12/1/11

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.             Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this AGREEMENT, they will be handled as shown below.  The CEDING COMPANY will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D.  The CEDING COMPANY also underwrites at issue based on the highest amount.  The projected highest amount in all years will also be used to determine the CEDING COMPANY’s retention at issue and the percentage of future changes in NAR as they occur.  As long as the CEDING COMPANY follows the procedures as outlined, the REINSURER will assume its prorata share of all NAR changes as they occur.  In no case will the reinsured automatic portion exceed the automatic binding limits.  However, if the actual death benefit and/or NAR on a given life exceeds the automatic binding limits shown in Exhibit D, then the CEDING COMPANY will be on the risk for any excess unless alternative arrangements are made at that time.  Automatic binding limits are applied by the CEDING COMPANY to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

1.              VART is a rider with scheduled coverage amounts that can vary annually.  The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

2.              The CEDING COMPANY will report the highest VART amount in all years as the VART total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest VART amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for VART riders.  Premium paid the REINSURER for VART riders is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

1.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

2.              The CEDING COMPANY will report the total projected Option C death benefit.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The death benefit amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for coverages with Option C.  Premium paid the REINSURER for Option C coverages is calculated and paid on the current ceded NAR amount.  The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

4.              Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals.  The REINSURER’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

1.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

2.              The CEDING COMPANY will report the ultimate doubled face amount for all Option D coverages issued with the policy.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for policies with Option D.  Premium paid the REINSURER for policies with Option D is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

D.            SIR (Scheduled Increase Rider) (Refer to PL Rider # R10SIR for additional detail)

1.              SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue.  The percentage must be the same for each increase, and the increases must be completed within 10 years.

2.              The CEDING COMPANY will report the highest SIR amount in all years as the total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest SIR amount based on the REINSURER’s automatic pool participation percentage.

3.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for SIR riders.  Premium paid the REINSURER for SIR riders is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

5.              The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

II.            Business Reinsured on a Facultative Basis

1.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the CEDING COMPANY has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the REINSURER’s underwriters are aware of the highest projected death benefit amount.  The highest net amount at risk reinsured can never exceed the amount of the REINSURER’s offer.  Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

2.                                      The CEDING COMPANY may ultimately retain up to double the normal retention or higher with appropriate internal approval.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

III.                              Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes.  The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The CEDING COMPANY and the REINSURER will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #7

(hereafter called the “AMENDMENT”)

Effective December 8, 2011

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective December 8, 2011 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective December 8, 2011:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kent Johnson	By:	/s/ Cheryl Tobin
	Kent Johnson		Cheryl Tobin, Assistant Vice President
	Vice President,		Assistant Secretary
	Actuarial and Reinsurance		Legal

Date:	01/05/12		1/6/12

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	December 14, 2011		12/14/11

AMENDMENT #8

(hereafter called the “AMENDMENT”)

Effective May 1, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective May 1, 2012 to reflect the parties’ agreement to reinsure the CEDING COMPANY’s chronic illness rider issued with reinsured policies.  Article XVIII — Increasing Net Amount at Risk Policies and Exhibit B - Basis of Reinsurance and Policy Plans Reinsured are hereby revised and replaced to include the Chronic Illness (CI) Accelerated Death Benefit Rider as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective May 1, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President		Assistant Secretary
	Reinsurance		Legal

Date:	11/5/12		11/8/12

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	October 22, 2012		October 22, 2012

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.                                        Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this AGREEMENT, they will be handled as shown below.  The CEDING COMPANY will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D.  The CEDING COMPANY also underwrites at issue based on the highest amount.  The projected highest amount in all years will also be used to determine the CEDING COMPANY’s retention at issue and the percentage of future changes in NAR as they occur.  As long as the CEDING COMPANY follows the procedures as outlined, the REINSURER will assume its prorata share of all NAR changes as they occur.  In no case will the reinsured automatic portion exceed the automatic binding limits.  However, if the actual death benefit and/or NAR on a given life exceeds the automatic binding limits shown in Exhibit D, then the CEDING COMPANY will be on the risk for any excess unless alternative arrangements are made at that time.  Automatic binding limits are applied by the CEDING COMPANY to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

5.              VART is a rider with scheduled coverage amounts that can vary annually.  The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

6.              The CEDING COMPANY will report the highest VART amount in all years as the VART total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest VART amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for VART riders.  Premium paid the REINSURER for VART riders is calculated and paid on the current ceded NAR amount.

8.              Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

5.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

6.              The CEDING COMPANY will report the total projected Option C death benefit.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The death benefit amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for coverages with Option C.  Premium paid the REINSURER for Option C coverages is calculated and paid on the current ceded NAR amount.  The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

8.              Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals.  The REINSURER’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

5.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

6.              The CEDING COMPANY will report the ultimate doubled face amount for all Option D coverages issued with the policy.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the total face amount based on the REINSURER’s automatic pool participation percentage.

7.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for policies with Option D.  Premium paid the REINSURER for policies with Option D is calculated and paid on the current ceded NAR amount.

8.              Death benefits payable will be based upon current NAR.

E.             SIR (Scheduled Increase Rider) (Refer to PL Rider # R10SIR for additional detail)

6.              SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue.  The percentage must be the same for each increase, and the increases must be completed within 10 years.

7.              The CEDING COMPANY will report the highest SIR amount in all years as the total coverage face amount.  Coverage is ceded on an excess of retention basis, with the CEDING COMPANY retaining the amounts shown in Exhibit A.  The face amount ceded will be the REINSURER’s portion of the highest SIR amount based on the REINSURER’s automatic pool participation percentage.

8.              The CEDING COMPANY will report the current net amount at risk as the NAR amount for SIR riders.  Premium paid the REINSURER for SIR riders is calculated and paid on the current ceded NAR amount.

9.              Death benefits payable will be based upon current NAR.

10.       The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

F.              Chronic Illness (CI) Accelerated Death Benefit Rider (See also attached example below)

1.              CI is a rider, available for issue ages 20-75, that allows the policyowner to accelerate the death benefit if the insured becomes chronically ill.  To qualify for the benefits of the Pacific Life CI rider, the chronic illness will have to be expected to be permanent.

2.              The maximum benefit payout (in lump sum, or 12 monthly payments) will be the lesser of:

a.              24% of the death benefit amount on date of initial claim request times the reduction factor;

b.              125% of the annual Per Diem limit declared by the IRS;

c.               Current death benefit less any scheduled face increases after initial claim request times the reduction factor; or

d.              $1,500,000 less any accelerated benefits paid to date times the reduction factor.

3.              The maximum accelerated death benefit is $1,500,000.

Article XVIII

Increasing Net Amount at Risk Policies and Riders, continued

4.              The policyowner does not have to take the maximum election at initial claim time; they can take another election each year after the qualifying event.  However, a new certification that the insured is chronically ill will be required for each policy year in which a benefit payment is requested.

5.              The total death benefit available will be reduced by the maximum accelerated death benefit limit available for chronic illness.  For example, if someone has an $8,000,000 death benefit and accelerates the maximum accelerated death benefit ($1,500,000) due to chronic illness, the insured still has a $6,500,000 death benefit remaining.  The less that is accelerated; the more death benefit will remain.

II.                                   Business Reinsured on a Facultative Basis

3.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the CEDING COMPANY has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the REINSURER’s underwriters are aware of the highest projected death benefit amount.  The highest net amount at risk reinsured can never exceed the amount of the REINSURER’s offer.  Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

4.                                      The CEDING COMPANY may ultimately retain up to double the normal retention or higher with appropriate internal approval.

III.                              Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes.  The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The CEDING COMPANY and the REINSURER will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #9

(hereafter called the “AMENDMENT”)

Effective January 1, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that effective January 1, 2012 Equity-Indexed Universal Life policies issued through M Life Distributors that fall within automatic reinsurance parameters will be ceded to M Life Insurance Company as described in Exhibit B - Basis of Reinsurance and Policy Plans Reinsured, Item 1.  Therefore, the AGREEMENT is hereby amended to revise and replace Exhibit B - Basis of Reinsurance and Policy Plans Reinsured as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective January 1, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President		Assistant Secretary
	Reinsurance		Legal

Date:	2/12/13		2/14/13

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda Dressler
	Phil Murphy		Melinda Dressler
	2nd VP, IL Marketing		2nd VP, Treaty

Date:	2/6/2013		2/5/13

AMENDMENT #10

(hereafter called the “AMENDMENT”)

Effective August 1, 2013

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the REINSURER)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective August 1, 2013 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective August 1, 2013:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin, Assistant Vice President
	Assistant Vice President,		Assistant Secretary
	Reinsurance		Legal

Date:	10/4/13		10/8/13

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Phil Murphy	By:	/s/ Melinda S Webb
	Phil Murphy		Melinda Webb
	2nd VP, IL Marketing		Associate General Counsel

Date:	9/30/2013		9/30/2013

REINSURANCE AMENDMENT (Amendment #11)

CEDING COMPANY:	PACIFIC LIFE INSURANCE COMPANY
(hereafter referred to as the CEDING COMPANY)

REINSURER:	MUNICH AMERICAN REASSURANCE COMPANY
(hereafter referred to as the REINSURER)

EFFECTIVE:	January 1, 2015

IT IS HEREBY MUTUALLY AGREED between the CEDING COMPANY and the REINSURER that the Confidentiality Article for all AGREEMENTS listed below, terminated or active, is replaced in its entirety with the revised Confidentiality Article attached hereto.

Treaty Description	Effective Date	CEDING COMPANY Reference	REINSURER Reference (Please Confirm)
FACULTATIVE YRT AGREEMENT	1/1/1990	CMU01	158
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/1998	CMU02
AUTOMATIC & FACULTATIVE YRT AGREEMENT	7/1/1999	CMU03
AUTOMATIC & FACULTATIVE YRT AGREEMENT	10/1/1999	CMU04	1633
AUTOMATIC & FACULTATIVE YRT AGREEMENT	3/1/2003	CMU05
AUTOMATIC & FACULTATIVE YRT AGREEMENT	10/1/2008	CMU06	3730
AUTOMATIC & FACULTATIVE YRT AGREEMENT	1/1/2004	CMU07
AUTOMATIC & FACULTATIVE YRT AGREEMENT	8/28/2006	CMU08	3428
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/2008	CMU09	3764
AUTOMATIC & FACULTATIVE YRT AGREEMENT	6/1/2013	CMU10	4095
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/9/2013	CMU11	4155
FACULTATIVE YRT AGREEMENT	8/1/1988	CCN01	L2200 / 2318
AUTOMATIC & FACULTATIVE YRT AGREEMENT	2/1/1997	CCN02
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/1998	CCN03
AUTOMATIC & FACULTATIVE YRT AGREEMENT	7/1/1999	CCN04
AUTOMATIC & FACULTATIVE YRT AGREEMENT	10/1/1999	CCN05	2747
FACULTATIVE YRT AGREEMENT	5/1/2003	CCNP1
AUTOMATIC REINSURANCE AGREEMENT	7/1/1988	CMUP5	246

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective January 1, 2015.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin
	Assistant Vice President,		Assistant Vice President,
	Reinsurance		Assistant Secretary
Legal

Date:	1/29/15		2/5/15

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	By:	/s/ Melinda S. Webb

Date:	1/21/2015		1/21/2015

Title:	AVP, 2L Marketing Actuary		Associate General Counsel

Confidentiality Article

The parties acknowledge that as a result of this Agreement, each party may have access to and receive from the other party (1) non-public personally identifiable financial and/or health information (“NPI”), as defined in federal and state law, regarding consumers, customers, former customers and/or their beneficiaries and (2) information assets, trade secrets, and product, business and employee information (“Company Information” and together with NPI, “Confidential Information”).  The parties agree to maintain the confidentiality of all Confidential Information and shall not use, disclose, furnish or make accessible the Confidential Information to anyone other than authorized employees and agents of that party as necessary to carry out the party’s obligations under this Agreement or analyze the business covered by the Agreement. If a party, or any third party for whom such party is responsible, is required by law at the request of a governmental or judicial entity to disclose Confidential Information, then except as otherwise required by law that party shall immediately notify the other party of such request in advance of such disclosure so that it may take appropriate action to protect the Confidential Information.

Each party further agrees to establish and maintain administrative, technical and physical safeguards to protect the security, confidentiality and integrity of the Confidential Information.  At the request of the party that provided the Confidential Information, or in the absence of such request, upon termination of all obligations associated with this Agreement, the other party shall promptly return all Confidential Information which has been provided to it, or dispose of such Confidential Information in a manner agreed upon by the parties.  Notwithstanding the preceding, the other party shall be permitted to retain a copy of any Confidential Information for documentation or archival purposes pursuant to such party’s normal record retention policies or to comply with federal or state laws or regulations provided any such copies shall remain subject to the terms of this Article regardless of the termination of this Agreement until destroyed in accordance with the normal record retention policies of the party.

The parties shall be permitted to share Confidential Information with applicable regulators, rating agencies, accountants, advisors, auditors, affiliates, contractors, retrocessionaires or otherwise as permitted by law (“Permitted Third Parties”) provided the Permitted Third Party agrees to maintain the confidentiality of such information and the disclosing party shall be liable for any disclosure by any Permitted Third Party as if the disclosure had been made by such party.

Each party agrees that (1) it will immediately notify the other party if it becomes aware of any unauthorized access to or collection, use, or disclosure of Confidential Information in its possession or in the possession of a third party (including, but not limited to, any Permitted Third Parties) to whom such party provided access (“Data Breach”) and (2) will cooperate in and be liable for the costs of any investigation or action the other party reasonably determines is necessary as the result of such Data Breach, and for any damages, expenses, liabilities incurred by such party arising from claims or actions by third parties resulting from such Data Breach. The parties hereto further agree to comply with all applicable federal, state and local laws pertaining to breach of data security.

Each party has the right to verify the other party’s compliance with this Article by audit or inspection.

REINSURANCE AMENDMENT (Amendment #12)

CEDING COMPANY:	PACIFIC LIFE INSURANCE COMPANY
(hereafter referred to as the CEDING COMPANY)

REINSURER:	MUNICH AMERICAN REASSURANCE COMPANY
(hereafter referred to as the REINSURER)

EFFECTIVE:	As of the dates indicated in the table below

IT IS HEREBY MUTUALLY AGREED between the CEDING COMPANY and the REINSURER that the AGREEMENTS listed below, terminated or active, are amended as follows to clarify how the reinsurance benefits for an Accelerated Living Benefit Rider and its successor, the Terminal Illness Rider, are administered.

TREATY DESCRIPTION	TREATY EFFECTIVE DATE	CEDING COMPANY REFERENCE	REINSURER REFERENCE	AMENDMENT EFFECTIVE DATE
FACULTATIVE YRT AGREEMENT	1/1/1990	CMU01	158	1/1/1994
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/1998	CMU02	1603	12/1/1998
AUTOMATIC & FACULTATIVE YRT AGREEMENT	7/1/1999	CMU03	1627	7/1/1999
AUTOMATIC & FACULTATIVE YRT AGREEMENT	3/1/2003	CMU05	3020	3/1/2003
AUTOMATIC & FACULTATIVE YRT AGREEMENT	10/1/2008	CMU06	3730	10/1/2008
AUTOMATIC & FACULTATIVE YRT AGREEMENT	1/1/2004	CMU07	3160	1/1/2004
AUTOMATIC & FACULTATIVE YRT AGREEMENT	8/28/2006	CMU08	3428	8/28/2006
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/2008	CMU09	3764	12/1/2008
AUTOMATIC & FACULTATIVE YRT AGREEMENT	6/1/2013	CMU10	4095	6/1/2013
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/9/2013	CMU11	4155	12/9/2013
AUTOMATIC & FACULTATIVE YRT AGREEMENT	1/1/15	CMU12	4256	1/1/2015
FACULTATIVE YRT AGREEMENT	8/1/1988	CCN01	L2200 / 2318	1/1/1994
AUTOMATIC & FACULTATIVE YRT AGREEMENT	2/1/1997	CCN02	L3301 / 2744	2/1/1997
AUTOMATIC & FACULTATIVE YRT AGREEMENT	12/1/1998	CCN03	2745	12/1/1998
AUTOMATIC & FACULTATIVE YRT AGREEMENT	7/1/1999	CCN04	2746	7/1/1999

Accelerated Living Benefit Rider / Terminal Illness Rider

There are no reinsurance premiums for the Accelerated Living Benefits Rider and its successor the Terminal Illness Rider (each individually and together known herein as the “ALBR/TIR”).

If a benefit for the ALBR/TIR is paid by the Ceding Company, the Reinsurer will reimburse the Ceding Company for its share of the ALBR/TIR benefit at the time of the payment upon receipt of notification from the Ceding Company that the payment has been made.  The net amount at risk (NAR) reinsured hereunder for the policy will be reduced at the same time as the reduction in the face amount of the policy due to payment by the Ceding Company of the ALBR/TIR benefit.

The reinsurance premium paid by the Ceding Company to the Reinsurer on a policy will be reduced upon payment of the ABR/TIR benefit on such policy due to the reduction in such policy’s face amount and NAR.

Upon the death of the insured, the reinsurance death benefit due the Ceding Company from the Reinsurer is the Reinsurer’s share of the reduced NAR, calculated at the date of death.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective on the amendment effective dates indicated above.

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Dan Komoroske	By:	/s/ Cheryl Tobin
	Dan Komoroske		Cheryl Tobin
	Assistant Vice President,		Vice President,
	Reinsurance		Assistant Secretary
Legal

Date:	2/16/16		2/19/16

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda Webb	By:	/s/ Jinnah Cox
	Melinda Webb		Jinnah Cox
	Associate General Counsel		AVP & Marketing Actuary

Date:	2/8/16		2/8/2016

AMENDMENT #13

(hereafter called the “AMENDMENT”)

Effective March 5, 2016

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective March 5, 2016 to reflect the parties’ agreement to reinsure the Ceding Company’s long term care rider issued with reinsured policies. Article XVIII — Increasing Net Amount at Risk Policies and Riders and Exhibit B — Basis of Reinsurance and Policy Plans Reinsured are hereby revised and replaced to include the Long Term Care Rider as attached herein. Coverage for the Long Term Care Rider will be payable at the rate attaches as Exhibit C-5 herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective March 5, 2016:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kathy Young	By:	/s/ Cheryl Tobin
	Kathy Young		Cheryl Tobin, Vice President
	Vice President,		Assistant Secretary
	Risk Management		Legal

Date:	July 11, 2017		7/13/17

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Melinda A. Webb	By:	/s/ Jinnah Cox
	Melinda A. Webb		Jinnah Cox
	Associate General Counsel		2nd Vice President & Marketing Actuary

Date:	July 10, 2017		July 10, 2017

Article XVIII

Increasing Net Amount at Risk Policies and Riders

I.                                        Business Reinsured on an Automatic Basis

Whenever the death benefit and/or the net amount at risk (NAR) on a policy will be increased at future date(s) and these increasing risks will be automatically reinsured under this Agreement, they will be handled as shown below.  The Ceding Company will use the highest amount projected in all future years to determine whether these policies comply with the binding and jumbo limits shown in Exhibit D. The Ceding Company also underwrites at issue based on the highest amount. The projected highest amount in all years will also be used to determine the Ceding Company’s retention at issue and the percentage of future changes in NAR as they occur. As long as the Ceding Company follows the procedures as outlined, the Reinsurer will assume its prorata share of all NAR changes as they occur. In no case will the reinsured automatic portion exceed the automatic binding limits. However, if the actual death benefit and/or NAR on a given life exceeds the automatic binding limits shown in Exhibit D, then the Ceding Company will be on the risk for any excess unless alternative arrangements are made at that time. Automatic binding limits are applied by the Ceding Company to the life, not just to a specific policy.

A.            “VART” (Variable Annual Renewable Term rider)

1.              VART is a rider with scheduled coverage amounts that can vary annually. The coverage amounts are scheduled at issue and taken from the illustration at the time the policy is issued.

2.              The Ceding Company will report the highest VART amount in all years as the VART total coverage face amount. Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A. The face amount ceded will be the Reinsurer’s portion of the highest VART amount based on the Reinsurer’s automatic pool participation percentage.

3.              The Ceding Company will report the current net amount at risk as the NAR amount for VART riders. Premium paid the Reinsurer for VART riders is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

B.            Death Benefit Option C (Face Amount Plus Accumulated Premiums Paid Minus Withdrawals)

1.              Death Benefit Option C is underwritten and reported as the base coverage face amount plus the total projected premium to be paid in all future years, but not including the projected withdrawals, taken from the illustration at the time the policy is issued.

2.              The Ceding Company will report the total projected Option C death benefit. Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A. The death benefit amount ceded will be the Reinsurer’s portion of the total face amount based on the Reinsurer’s automatic pool participation percentage.

3.              The Ceding Company will report the current net amount at risk as the NAR amount for coverages with Option C. Premium paid the Reinsurer for Option C coverages is calculated and paid on the current ceded NAR amount. The actual NAR reflects the face amount plus premiums paid, less withdrawals made, less the actual account value.

4.              Actual death benefit (used to calculate NAR and death benefit payable) will be calculated using the face amount, plus the actual premium paid, less actual withdrawals. The Reinsurer’s ultimate potential liability will be no greater than the original projected liability as defined in item 1 above.

C.            Death Benefit Option D (Up to Two Times the Initial Face Amount)

1.              Death Benefit Option D (which is a special case of VART) is underwritten and reported as two times the Initial Face Amount for all coverages issued with the policy.

2.              The Ceding Company will report the ultimate doubled face amount for all Option D coverages issued with the policy. Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A. The face amount ceded will be the Reinsurer’s portion of the total face amount based on the Reinsurer’s automatic pool participation percentage.

3.              The Ceding Company will report the current net amount at risk as the NAR amount for policies with Option D. Premium paid the Reinsurer for policies with Option D is calculated and paid on the current ceded NAR amount.

4.              Death benefits payable will be based upon current NAR.

D.            SIR (Scheduled Increase Rider) (Refer to PL Rider # R10SIR for additional detail)

1.                        SIR is a rider that can have up to a maximum of 10 annual increases which are scheduled at issue. The percentage must be the same for each increase, and the increases must be completed within 10 years.

2.                        The Ceding Company will report the highest SIR amount in all years as the total coverage face amount. Coverage is ceded on an excess of retention basis, with the Ceding Company retaining the amounts shown in Exhibit A. The face amount ceded will be the Reinsurer’s portion of the highest SIR amount based on the Reinsurer’s automatic pool participation percentage.

3.                        The Ceding Company will report the current net amount at risk as the NAR amount for SIR riders. Premium paid the Reinsurer for SIR riders is calculated and paid on the current ceded NAR amount.

4.                        Death benefits payable will be based upon current NAR.

5.                        The SIR rider is not allowed on a policy with either the Flexible Duration No Lapse Guarantee rider or the VART rider.

E.             Chronic Illness (CI) Accelerated Death Benefit Rider (See example attached to Amend. #8)

1.                        CI is a rider, available for issue ages 20-75, that allows the policyowner to accelerate the death benefit if the insured becomes chronically ill. To qualify for the benefits of the Pacific Life CI rider, the chronic illness will have to be expected to be permanent.

2.                        The maximum benefit payout (in lump sum, or 12 monthly payments) will be the lesser of :

a.              24% of the death benefit amount on date of initial claim request times the reduction factor;

b.              125% of the annual Per Diem limit declared by the IRS;

c.               Current death benefit less any scheduled face increases after initial claim request times the reduction factor; or

d.              $1,500,000 less any accelerated benefits paid to date times the reduction factor.

3.                        The maximum accelerated death benefit is $1,500,000.

4.                        The policyowner does not have to take the maximum election at initial claim time; they can take another election each year after the qualifying event. However, a new certification that the insured is chronically ill will be required for each policy year in which a benefit payment is requested.

5.                        The total death benefit available will be reduced by the maximum accelerated death benefit limit available for chronic illness. For example, if someone has an $8,000,000 death benefit and accelerates the maximum accelerated death benefit ($1,500,000) due to chronic illness, the insured still has a

$6,500,000 death benefit remaining. The less that is accelerated; the more death benefit will remain.

F.              Accelerated Death Benefit Rider for Long-Term Care (Refer to PL Rider #ICC15 R15LTC for additional detail)

1.                                    The Premier LTC (PLTC) Rider is an Accelerated Death Benefit Rider for Long Term Care which allows a policy owner to accelerate payment of a portion of the policy death benefit if the insured is certified as a Chronically Ill Individual by a licensed health care practitioner. The maximum issue age  is 75, and the minimum issue age is 18 or 20, depending on the underlying product.

2.                                    The maximum LTC Coverage Amount is the lesser of the Policy Total Face Amount or:

a.              $3,000,000 if the 2% Maximum Monthly Percentage is elected

b.              $1,500,000 (issue age <65) and $750,000 (issue age 65 or older) if the 4% Maximum Monthly Percentage is elected

3.                                    This rider must be requested at policy issue and is not available to in-force policies at this time. Rider is not available if the policy was issued under the terms of a conversion from another product, unless this rider was included with the original policy.

4.                                    LTC Coverage Amount is maintained separate from the Policy Death Benefit.

5.                                    Increases to the Policy Face Amount will not increase the LTC Coverage Amount

6.                                    Decreases to the Policy Face Amount (except from a withdrawal) will not decrease the LTC Coverage Amount except to assure the LTC Coverage Amount is at all times no greater than the Total Face Amount (or if DB Option C is in effect, the Option C Amount, if less). Option C Amount is the DB under Option C, without regard to maximum death benefit.

7.                                    Withdrawals will always reduce the LTC Coverage Amount, even if there is no reduction to the Policy Face Amount.

8.                                    Unlike the Premier Living Benefits Rider (PLBR), also known as Chronic Illness Rider, there is a monthly charge for this rider.

9.                                    The PLTC NAR is maintained separately from the base policy NAR and PLTC premiums are calculated using the PLTC NAR.

10.                                    PLTC charges are waived while on PLTC claim but other charges are still applicable.

11.                                    PLTC claims reimbursement will be based on the PLTC NAR.

12.                                    Substandard Table Rating is limited to tables A-E and flat extras are limited to $7.50 per 1,000 (annual).

II.                                   Business Reinsured on a Facultative Basis

1.                                      For policies with an increasing death benefit or net amount at risk which will be reinsured on a Facultative basis, the Ceding Company has the responsibility to clearly identify the highest projected death benefit as the face amount to be reinsured at the time a request for coverage is made so that the Reinsurer’s underwriters are aware of the highest projected death benefit amount. The highest net amount at risk reinsured can never exceed the amount of the Reinsurer’s offer. Year to year changes in risk will be shared proportionately, determined by the amount of retention relative to the amount of reinsurance, unless specified otherwise.

2.                                      The Ceding Company may ultimately retain up to double the normal retention or higher with appropriate internal approval.

III.                                            Net Amount at Risk and Face Amount Changes

The net amount at risk retained and ceded change proportionally as the policy NAR changes. The face amount retained and ceded increases or decreases proportionally as the face amount of the coverage changes.

The Ceding Company and the Reinsurer will share proportionately in face amount increases due to compliance with the requirements of Section 7702 of the Code.

AMENDMENT #14

(hereafter called the “AMENDMENT”)

Effective June 1, 2017

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference 3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective June 1, 2017 to revise and replace Exhibit H — International Risk Guidelines in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective June 1, 2017:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kathy Young	By:	/s/ Cheryl Tobin
	Kathy Young		Cheryl Tobin, Vice President
	Vice President,		Assistant Secretary
	Risk Management		Legal

Date:	10/12/2017		10/12/17

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	By:	/s/ Glenn Beuschel
	Jinnah Cox		Glenn Beuschel
	Second Vice President		Assistant Vice President, Treaty Manager
	Life Pricing		Treaty

Date:	10/11/2017		10/11/17

AMENDMENT #15

(hereafter called the “AMENDMENT”)

Effective September 25, 2017

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference:  3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective September 25, 2017 to revise and replace Article XI — Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term, Reduced Paid-Up Insurance and Policy Split Options in its entirety as attached herein.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective September 25, 2017:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kimberly Annon	By:	/s/ Cheryl Tobin
	Kimberly Annon		Cheryl Tobin, Vice President
	Assistant Vice President		Assistant Secretary
	Life Reinsurance		Legal

Date:	11/2/17		11/3/17

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	By:	/s/ Glenn Beuschel
	Jinnah Cox		Glenn Beuschel
	2nd VP		AVP, Treaty Manager
	Individual Life Marketing		Treaty

Date:	11/1/2017		11/1/2017

Article XI

Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term,

Reduced Paid-Up Insurance and Policy Split Options

A.                                    Policy Changes

“Policy changes” refers to the variety of actions that may be made to a policy after issue.  These actions include, but are not limited to, replacements, changes in plans or a change in the face amount of the policy.  If there is a change to the reinsurance on a reinsured policy, the CEDING COMPANY will inform the REINSURER in the subsequent Changes and Terminations Report specified in Exhibit E.

Except as provided in this Article, whenever a reinsured policy is changed and the CEDING COMPANY’s underwriting guidelines do not require that full evidence of insurability be obtained, the reinsurance will remain in effect with the REINSURER, whether the change is made before or after any cancellation of this AGREEMENT for new business.  The duration will be measured from the effective date of the original reinsured policy.

Whenever a reinsured policy is changed and the CEDING COMPANY’s underwriting guidelines require that full evidence of insurability be obtained, any increase or policy reissue that requires full evidence will be treated as new business and will be reinsured under the terms of the pool in place at the time for new business.

Policy changes to reinsured policies will be subject to the REINSURER’s prior written approval, if:

a)             The new ultimate face amount of the policy would be in excess of the Automatic Binding Limits in effect at the time of the change, as set out in Exhibit D; or

b)             The new ultimate face amount of the policy and the amount already in force on the same life with all companies exceeds the Jumbo Limits stated in Exhibit D; or

c)              The policy was reinsured on a facultative basis; or

d)             First year premium rates and allowances (if applicable) as specified in Exhibit C will apply to the amount underwritten for a non-contractual increase; or

e)              Evidence of insurability is not obtained if required in the CEDING COMPANY’s underwriting guidelines.

B.                                    Lapses

When a policy issued by the CEDING COMPANY lapses, the corresponding reinsurance on the reinsured policy will be terminated effective the same date.  Unless specified otherwise in this AGREEMENT, if a policy fully retained by the CEDING COMPANY lapses, the terms of Article X will apply.

If a policy issued by the CEDING COMPANY lapses and extended term insurance is elected under the terms of that policy, the corresponding reinsurance on the reinsured policy will continue on the same basis as the original reinsured policy until the expiry of the extended term period.

If a policy issued by the CEDING COMPANY lapses and reduced paid-up insurance is elected under the terms of that policy, the amount of the corresponding reinsurance on the reinsured policy will be reduced according to the terms of Article X.

If the CEDING COMPANY allows the policy to remain in force under its automatic premium loan regulations, the corresponding reinsurance on the reinsured policy will continue unchanged and in force as long as such regulations remain in effect, except as otherwise provided in this AGREEMENT.

C.                                    Reinstatements

Any policy originally reinsured in accordance with the terms and conditions of this AGREEMENT by the CEDING COMPANY may be automatically reinstated with the REINSURER as long as the policy is reinstated in accordance with the terms and rules of the CEDING COMPANY.  Any policy originally reinsured with the REINSURER on a facultative basis which has been in a lapsed status for more than ninety (90) days must be submitted with underwriting requirements and approved by the REINSURER before it is reinstated.  The CEDING COMPANY will pay the REINSURER its share of amounts collected or charged for the reinstatement of such policies.

Article XI

Policy Changes, Lapses, Reinstatements, Exchanges, Extended Term,

Reduced Paid-Up Insurance and Policy Split Options, continued

D.                                    Exchanges (Contractual and Non-Contractual)

Exchanges will be reinsured under this AGREEMENT only if the original policy was reinsured with the REINSURER; the amount of reinsurance under this AGREEMENT will not exceed the amount of the reinsurance on the original policy with the REINSURER immediately prior to the exchange.  Premiums will be determined as follows:

1.              If any business covered under this AGREEMENT is subsequently exchanged to any other plan reinsured by the REINSURER, then such business shall be reinsured at the rates as shown in the AGREEMENT covering the new plan.  Rates and allowances or pay percentages applicable to the new plan will be determined at point in scale based on the original policy that is being exchanged.  If the AGREEMENT including the new rates requires policy fees, then they shall also apply to the new plan.

2.              If any business covered under this AGREEMENT is subsequently exchanged to a plan not reinsured by the REINSURER, then such business shall continue to be reinsured as if the exchange did not occur, provided that no new health evidence is obtained.

3.              A policy resulting from an internal exchange or replacement will be underwritten by the CEDING COMPANY in accordance with its underwriting guidelines, standards and procedures for exchanges and replacements.  If the CEDING COMPANY’s guidelines treat the policy as new business, then the reinsurance will also be considered new business.

For purposes of this Article, new business is defined as those policies on which the CEDING COMPANY has obtained complete and current underwriting evidence in accordance with its standard underwriting practices and guidelines on the full amount issued, including the highest face amount illustrated at issue.  The suicide and contestable provisions apply from the effective date of the new plan, subject to applicable state laws and regulations regarding suicide exclusions and contestability periods.  The full, normal commissions are paid by the CEDING COMPANY for the new plan.

E.                                     Extended Term and Reduced Paid-Up Insurance

Changes as a result of extended term or reduced paid-up insurance will be handled like reductions.

F.                                      Policy Split Option Riders

Split Option Rider (R94-PSO and R03-PSO):  This rider provides owners of a joint life policy the option to split the policy into single life policies.  The split requires underwriting approval and is subject to full evidence of insurability.  The split may be unequal, but the sum of the face amounts of the new policies may not exceed the total face amount of the original joint life policy.  The resulting single life policies will be treated like new business, ceded in accordance with and subject to the provisions for new business under this AGREEMENT. The CEDING COMPANY pays no reinsurance premium for the rider itself.  Regular new business reinsurance premium will apply to the split policy.

Enhanced Policy Split Option Rider (R94-EPSO, R96-EPSO and R03-ESO):  This rider provides owners of a JLS policy the option to split the policy into single life policies.  Evidence of insurability is not required, but the split may be exercised only within 90 days following a change in the Federal Estate Tax Law, as defined in the rider policy form.  The face amount of each new policy cannot exceed 50% of the original joint life policy. Premiums will be on a point-in-scale basis on the single lives.

Enhanced Policy Split Option Rider (R17-ESO):  This rider provides owners of a JLS policy the option to split the policy into single life policies.  Evidence of insurability is not required, but the split may be exercised within 365 days following an Exchange Event, as defined in the rider policy form.  The face amount of each new policy will be an amount up to one-half of the policy’s current eligible coverage. The premium on the new policy will be determined as outlined in paragraph D above for contractual exchanges.

NOTE:          An original date policy Reissue will not be treated as a continuation of the original policy.  It will be treated as a new policy and the original policy will be treated as Not Taken.  All premiums previously paid to the REINSURER for the original policy will be refunded to the CEDING COMPANY.  All premiums will be due on the new policy from the original issue date of the old policy.

NOTE:          Re-entry, e.g., wholesale replacement and similar programs are not covered under this Article.  If Re-entry is applicable to this treaty, then it will be covered under the Premiums Exhibit.

AMENDMENT #16

(hereafter called the “AMENDMENT”)

Effective April 9, 2012

to the

AUTOMATIC AND FACULTATIVE YEARLY RENEWABLE TERM AGREEMENT

(hereafter called the “AGREEMENT”)

Originally Effective December 1, 2008

Ceding Company Reference:  CMU09

Reinsurer Reference:  3764

between

PACIFIC LIFE INSURANCE COMPANY

Omaha, Nebraska

NAIC Number 67466

FEIN 951079000

(hereafter called the “CEDING COMPANY”)

and

MUNICH AMERICAN REASSURANCE COMPANY

Atlanta, Georgia

NAIC Number 66346

FEIN 580828824

(hereinafter called the “REINSURER”)

IT IS HEREBY MUTUALLY AGREED that the AGREEMENT is amended effective April 9, 2012 to update the Issue Age ranges for the risk classes reflected in Exhibit C.

ALL OTHER TERMS AND CONDITIONS REMAIN UNCHANGED.

IN WITNESS WHEREOF THE PARTIES HERETO have by their respective officers executed this AMENDMENT in duplicate on the dates below to be effective April 9, 2012:

PACIFIC LIFE INSURANCE COMPANY

By:	/s/ Kimberly Annon	By:	/s/ Cheryl Tobin
	Kimberly Annon		Cheryl Tobin, Vice President
	Assistant Vice President		Assistant Secretary
	Life Reinsurance		Legal

Date:	2/1/2019		1/30/2019

MUNICH AMERICAN REASSURANCE COMPANY

By:	/s/ Jinnah Cox	By:	/s/ Glenn Beuschel
	Jinnah Cox		Glenn Beuschel
	2nd VP		AVP, Treaty Manager
	Individual Life Marketing		Treaty

Date:	1/30/2019		1/30/2019